AMENDMENT NO. 6
                                    TO
                      ALLTEL CORPORATION PENSION PLAN
                        (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth.

                  Effective as of the close of business on December 31, 1995,
Section 10.04Q of the Plan is amended by renumbering paragraph (ii) thereof as paragraph (iii)and adding a new paragraph (ii) to provide as follows:

        10.04Q     Deferred Vested Pension Upon Termination of Employment

              (f)  (ii)    Notwithstanding the provisions of paragraph (iii)
                           above, a former Participant eligible for a Deferred
                           Vested Benefit with respect to his SLT Benefit who has not attained age 55 may elect to commence his SLT Benefit as of the first day of any month following his Termination of Employment as follows:

                           (1) if he is married, in the form of Option 5 of subsection (g) of Section 11.05Q otherwise payable as of the first day of the month coincident with or next following the date the Participant would attain Normal Retirement Age (if he survived to such date) or Option 2; provided, however, that a former Participant's election of Option 5 shall be subject to the written consent of his spouse in the manner provided in subsection (b) of
                                  Section 11.04; or

                           (2) if he is unmarried, in the form of Option 5 of subsection (g) of Section 11.05Q otherwise payable as of the first day of the month coincident with or next following the date the Participant would attain Normal Retirement Age (if he survived to such date) or Option 1.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29th day of July 1996.


                                       ALLTEL CORPORATION


                                       By:  /s/ John L. Comparin
                                       Title:  V.P. Human Resources and
                                               Administration

                                AMENDMENT NO. 7
                                     TO
                       ALLTEL CORPORATION PENSION PLAN
                          (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective
January 1, 1994, and as subsequently further amended (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective with respect to distributions commencing on or after January 1, 1995, and any single sum (lump sum) payment made as of a date on or after January 1, 1995, in the respects hereinafter set forth.

                  1. Subsection (a) of Section 1.03 of the Plan is amended to provide as follows:

                  (a) Any determination of actuarial equivalence required by the provisions of the Plan involving a Retirement, termination or death shall be made on the basis of tables prescribed from time to time by the Plan's Actuary; provided, however, that:

                        (i) With respect to a Non-Transitioned Participant (as hereinafter defined): Except as otherwise provided herein, actuarial equivalence of single sums and annuities shall be determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate, except that (A) actuarial equivalence of a single sum distribution made as of a date prior to January 1, 1997, shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994, Restatement) if the application of this clause
                               (A) produces a larger single sum distribution; and (B) a single sum distribution to a Participant shall not be less than the single sum distribution amount determined on the basis of the GA-1951 Mortality Table projected to 1975 by Scale C with interest at 8% per annum based on the Participant's Accrued Pension as of December 31, 1996, (and based on the

                               Participant's age at the annuity starting date).

                        (ii) With respect to a Transitioned Participant (as hereinafter defined): Except as otherwise provided herein, actuarial equivalence of single sums and annuities shall be determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate, except that (A) actuarial equivalence of a single sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999, shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994, Restatement) if the application of this clause
                               (A) produces a larger single sum distribution; and (B) a single sum distribution to a Participant shall not be less than the single sum distribution amount determined on the basis of the GA-1951 Mortality Table projected to 1975 by Scale C with interest at 8% per annum based on the Participant's Accrued Pension as of the last day of the last Plan Year ending prior to January 1, 2000, (and based on the Participant's age at the annuity starting date).

                        (iii) Except as otherwise provided herein, any other actuarial equivalence shall be determined on the basis of the 1951 Basic Annuity Table projected to 1965 by Scale C with interest at 5% per annum.

                        (iv) For purposes of this subsection (a), the term "Transitioned Participant" shall mean a Participant who, on the earlier of the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994, Restatement) or the last date on which he was an employee of a member of the Controlled Group, was covered by a collective bargaining agreement that provided for his participation in the Plan, and the term "Non-Transitioned Participant" shall mean any

                               Participant who is not a Transitioned
                               Participant.

                        In making a determination under paragraphs (i) and (ii) above with respect to an annuity with a deferred commencement date, consideration shall not be given to any benefits provided under Article XII.

                  2. A new Section~1.04-A is added to the Plan to provide as follows:

          1.04-A  Applicable Interest Rate

                  The annual rate of interest on 30-year Treasury securities for the second full calendar month before the first day of the Plan Year in which occurs the date as of which distribution is made, as specified by the Commissioner of Internal Revenue for that month in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin.

                  3. A new Section 1.04-B is added to the Plan to provide as follows:

          1.04-B  Applicable Mortality Table

                  The mortality table based on the prevailing commissioners' standard table, described in Section 807(d)(5)(A) of the Code, used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code), prescribed by the Commissioner of Internal Revenue in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin.

                  4. Subsection (f) of Section 11.05 of the Plan is amended by deleting the phrase "and Section 1.27" therefrom.

                  5. Section 11.06 of the Plan is amended to provide as follows:

          11.06   Payment of Small Pensions

                  (a) If the Actuarial Equivalent of a Participant's vested Accrued Pension does not exceed $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the
                        Code) and did not exceed $3,500 at the time of any prior distribution, the Pension shall be paid as soon as reasonably practicable following the Participant's

                        Termination of Employment in a single sum that is the Actuarial Equivalent of the Participant's vested Accrued Pension, provided that any such single sum payment may be made with respect only to a Pension the payment of which has not commenced. For purposes of this Section 11.06, Actuarial Equivalent shall be determined without regard to clause (B) of paragraph
                        (i) of subsection (a) of Section 1.03.

                  (b) Notwithstanding subsection (a) of this Section 11.06, with respect only to a single sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999, to a Transitioned Participant (as defined in Section 1.03), if the Actuarial Equivalent of the Participant's Vested Accrued Pension determined under paragraph (ii) of subsection (a) of Section 1.03 exceeds $3,500 and the Actuarial Equivalent of the Participant's vested Accrued Pension if determined in accordance with the Plan provisions in effect on the day prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) does not exceed $3,500, such Participant may elect to receive such vested Accrued Pension in a single sum distribution of the Actuarial Equivalent amount determined under paragraph (ii) of subsection (a) of
                        Section 1.03 as soon as reasonably practicable following the Transitioned Participant's Termination of Employment. An election pursuant to this subsection
                        (b) shall be subject to the qualified joint and survivor annuity and consent requirements applicable to both married and unmarried Participants, as specified in Sections 411(a)(11) and 417 of the Code and the regulations thereunder, and, in the event that an annuity commences in accordance with this subsection
                        (b) prior to a Transitioned Participant's Normal Retirement Age, such Participant's vested Accrued Pension shall be reduced for early commencement thereof in accordance with Table I to Appendix S and Appendix T - Early Commencement Factors for Deferred Vested Pensions.

                  6. The last sentence of subsection (g) of Section 11.05F of Appendix F to Section 13.07 of the Plan is amended to provide as follows:

                        Actuarial equivalence for Option F shall be determined by applying the definition of Actuarial Equivalent applicable under paragraph (i) of subsection (a) of
                        Section 1.03.

                  7. Section 5 of Table A to Appendix I to Section 13.09 of the Plan is amended to provide as follows:

                  5.    Lump Sum Restriction:

                  (a) Except as otherwise provided in this Section 5, in determining whether the lump sum Actuarial Equivalent of the vested accrued portion of a Participant's Retirement Benefit exceeds $3,500 as of any date, the determination shall be made (1) in accordance with paragraph (ii) of subsection (a) of Section 1.03 or (2) on the basis of the UP-1984 Mortality Table with interest at 8% per annum, whichever produces the larger lump sum distribution.

                  (b) With respect to a CPN Transitioned Participant (as hereinafter defined), actuarial equivalence of a lump sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999, shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this paragraph (b) produces a larger lump sum distribution.

                  (c)   With respect only to a lump sum distribution made as
                        of a date prior to the first day of the first Plan Year beginning after December 31, 1999 to a CPN Transitioned Participant (as hereinafter defined), if the Actuarial Equivalent of the Participant's vested Retirement Benefit determined under paragraph (a) of this
                        Section 5 exceeds $3,500 and the Actuarial Equivalent of the Participant's vested Retirement Benefit if determined in accordance with the Plan provisions in effect on the day prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) does not exceed $3,500, such Participant may elect to receive such vested Retirement Benefit in a lump sum distribution of the Actuarial Equivalent amount determined under paragraph (a) of this Section 5 as soon as reasonably practicable following the CPN Transitioned Participant's Termination of Employment. An election
                                       5
                        pursuant to this subsection (b) shall be subject to the qualified joint and survivor annuity and consent requirements applicable to both married and unmarried Participants, as specified in Sections 411(a)(11) and 417 of the Code and the regulations thereunder, and, in the event that an annuity commences in accordance with this paragraph (b) prior to a CPN Transitioned Participant's Normal Retirement Age, such Participant's vested Retirement Benefit shall be reduced for early commencement thereof in accordance with Table I to Appendix S and Appendix T - Early Commencement Factors for Deferred Vested Pensions.

                  (d) For purposes of this Section 5, the term "CPN Transitioned Participant" shall mean a Participant who
                        (i) ceased to be an employee of a member of the Controlled Group prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) and (ii) on the last date on which he was an employee of a member of the Controlled Group was covered by a collective bargaining agreement that provided for his participation in the Plan under this Appendix I to Section 13.09.

                  8. Section 1.03Q of Appendix Q to Section 13.17 of the Plan is amended to provide as follows:

          1.03Q "Actuarial Equivalent" with respect to any determination of actuarial equivalence required by the provisions of the Plan involving the SLT Benefit shall be made using the following actuarial assumptions:

                  (1)   In General

                        Paragraph (2) of this Section 1.03Q shall apply to lump sum distributions from the Plan with respect to a Participant's SLT Benefit pursuant to Option 5 of subsection (g) of Section 11.05Q of Appendix Q to
                        Section 13.17. Paragraph (3) of this Section 1.03Q shall apply for all other purposes with respect to a Participant's SLT Benefit.

                  (2)   Determination of Single Sum Greater than $3,500

                        Actuarial equivalence for purposes of determining the amount of a Participant's vested Accrued Pension with respect to his SLT Benefit in a form of payment to which this paragraph (2) is applicable, shall be determined based on:

                        (a) the Applicable Interest Rate and the Applicable Mortality Table, except that actuarial equivalence of a lump sum distribution made as of a date prior to January 1, 1997, shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment
                               No. 7 to ALLTEL Corporation Pension Plan
                               (January 1, 1994 Restatement) if the application of this exception produces a larger lump sum distribution; or

                        (b) the Unisex Pension Mortality Table (UP-1984 Table) and 6% interest;

                        whichever produces the larger lump sum distribution.

                  (3)   Other Purposes

                        Except as otherwise provided herein, actuarial equivalence for other purposes under the Plan with respect to a Participant's SLT Benefit shall be determined using the Unisex Pension Mortality Table (UP-1984 Table) and 6% interest.

                  9. Each reference in section 13.19 of the Plan to Table III to Appendix S and Appendix T - Factors for Small Pensions shall be changed to a reference to Table III to Appendix S and Appendix T - Actuarial Equivalence for Small Pensions.

                  10. Each reference in section 13.19 of the Plan to Table V - Determination of Actuarial Equivalence for Lump Sum Distributions (Other than Small Pensions) and Lump Sum Factors shall be changed to a reference to Table V - Determination of Actuarial Equivalence for Lump Sum Distributions (Other than Small Pensions).

                  11. Section 1.03S of Appendix S to Section 13.19 of the Plan is amended to provide as follows:

          1.03S   Actuarial Equivalent.

                  (a) Actuarial Equivalent means with respect to any determination of actuarial equivalence required by the provisions of the Plan involving the GTE Benefit shall be made using the factors or actuarial assumptions set forth on Table I - Early Commencement Factors for Deferred Vested Pensions, Table II - Joint and Survivor Factors, Table III - Actuarial Equivalence for Small Pensions, Table IV - Factors for Five-Year Certain and Life Option, or Table V - Determination of Actuarial Equivalence for Lump Sum Distributions (Other than Small Pensions), as applicable, each of which Tables is attached to this Appendix S to Section 13.19 and made a part hereof.

                  (b) With respect only to a lump sum distribution made as of a date prior to January 1, 1997 pursuant to paragraph (3) of subsection (g) of Section 11.06S
                        (as in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement)), actuarial equivalence shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this subsection (b) produces a larger lump sum distribution.

                  12. Section 11.06S of Appendix S to Section 13.19 of the Plan is deleted.

                  13. Section 6 of Article VI of Appendix T to Section 13.19 of the Plan is amended to provide as follows:

                  6. (a) The Committee shall direct a lump sum payment of the present value of a former Employee's Pension, provided that such payment does not exceed $3,500 (and did not exceed $3,500 at the time of any prior distribution), determined in accordance with Table III - Actuarial Equivalence for Small Pensions.

                        (b) Notwithstanding subsection (a), above, actuarial equivalence of a lump sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999 shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this subsection (b) produces a larger single sum distribution.

                        (c) With respect only to a lump sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999, to a GTE Transitioned Employee (as hereinafter defined), if the Actuarial Equivalent of the Employee's vested Pension determined under subsection (a) of this Section 6 exceeds $3,500 and the Actuarial Equivalent of the Employee's Pension if determined in accordance with the Plan provisions in effect on the day prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) does not exceed $3,500, such Employee may elect to receive such vested Pension in a lump sum distribution of the Actuarial Equivalent amount determined under subsection (a) of this Section 6 as soon as reasonably practicable following the GTE Transitioned Employee's Termination of Employment. An election pursuant to this subsection (c) shall be subject to the qualified joint and survivor annuity and consent requirements applicable to both married and unmarried Participants, as specified in Sections 411(a)(11) and 417 of the Code and the regulations thereunder, and, in the event that an annuity commences in accordance with this subsection (b) prior to a GTE Transitioned Participant's Normal Retirement Age, such Participant's vested Pension shall be reduced for early commencement thereof in accordance with the appropriate factor in Table I - Early Commencement Factors for Deferred Vested Pensions.

                        (d) For purposes of this Section 6, the term "GTE Transitioned Employee" shall mean a former Employee (i) who ceased to be an employee of a member of the Controlled Group prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) and on the last date on which he was an employee of a member of the Controlled Group was covered by a collective bargaining agreement that provided for his participation in the Plan under this Appendix T to Section 13.19.

                        (e) Application of subsections (a), (b), and (c), above, shall not cause a lump sum payment to a former Employee to be less than the lump sum payment would have been as of December 31, 1986.

                  14. Table III to Appendix S and Appendix T - Actuarial Equivalence for Small Pensions to Section 13.19 of the Plan is amended to provide as set forth on Schedule A hereto.

                  15. Table V to Appendix S - Determination of Actuarial Equivalence for Lump Sum Distributions (Other than Small Pensions) to
Section 13.19 of the Plan is amended to provide as set forth on Schedule B hereto.

                  16.   Subsection (a) of Section 1.03W of Appendix W to
Section 13.22 of the Plan is amended to provide as follows:

                  (a) Lump Sum Distributions Pursuant to Paragraph (8) of Subsection (g) of Section 11.05W

                        (1)    The application of

                               (A) The Applicable Mortality Table and the
                                   Applicable Interest Rate; or

                               (B) The UP-1984 Mortality Table with a 3 year
                                   setback for contingent annuitants and the Applicable Interest Rate;

                               whichever produces the larger lump sum
                               distribution.

                        (2) Minimum Actuarial Equivalent Present Value - The minimum Actuarial Equivalent present value for an employee with 20 or more years of Vesting Service who was a participant in the Former Plan on December 31, 1983, shall be based on:

                               (A) Mortality:  1971 GAM Table for Males.

                               (B) Interest:  6%.


                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 13th day of September, 1996.


                                     ALLTEL CORPORATION


                                     By:   /S/John L. Comparin
                                           Title:  V.P. Human Resources and
                                                   Administration

                                                                  SCHEDULE A


                                   TABLE III
                                     TO
                          APPENDIX S AND APPENDIX T


                   ACTUARIAL EQUIVALENCE FOR SMALL PENSIONS


Actuarial Equivalence for small pensions shall be determined in accordance with paragraph (i) of subsection (a) of Section 1.03 without regard to clause
(B) thereof or paragraph (ii) of subsection (a) of Section 1.03 without regard to clause (B) thereof, as applicable.

                                                                  SCHEDULE B


                                     TABLE V
                                  TO APPENDIX S


                    DETERMINATION OF ACTUARIAL EQUIVALENCE FOR
                 LUMP SUM DISTRIBUTIONS (OTHER THAN SMALL PENSIONS)


          Actuarial equivalence of a lump sum distribution shall be determined by the greatest of:

                        (1) for a Participant who on October 31, 1982 was a participant in a predecessor plan sponsored by the Company or an Affiliate (as defined in the Former Plan), the application of The Travelers Insurance Company's single premium life annuity rates, set forth on Travelers Insurance Company Table LHFS Department Qualified Individual Single Premium Immediate Annuities No Refund-Monthly Incomes for $1,000 for Male and Female Ages 45-70, inclusive, which are used to determine the cost of a single premium immediate life annuity during the month of the Participant's pension commencement date, to the Participant's portion of the GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan determined as of October 31, 1982, assuming the Participant's age as of said date;

                        (2) the application of the 1971 Towers, Perrin, Forster & Crosby Forecast Mortality Table with ages set back two years and the six-month moving average yield of United States Treasury obligations with ten year maturities, as reported in the Federal Reserve Statistical Release or an equivalent publication of said Federal Reserve, with the six-month averaging period commencing 12 months prior to the Participant's pension commencement date, to the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan;

                        (3) the application of the Applicable Mortality Table and the Applicable Interest Rate to the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan commencing as of the date as of which distribution is made; provided, however, that lump sum distributions occurring during the period beginning on January 1, 1995, and ending one year after the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) shall be determined under this paragraph (3) by the application of (i) the Applicable Interest Rate or (ii) the annual rate of interest on 30-year Treasury securities in effect 90 days before the proposed distribution date, as specified by the Commissioner of Internal Revenue for that month in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin, whichever results in the larger distribution; or

                        (4) the application of the Applicable Mortality Table and the Applicable Interest Rate to the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan as of the date as of which distribution is made based on such benefit commencing as of the Participant's Normal Retirement Date; provided, however, that lump sum distributions occurring during the period beginning on January 1, 1995, and ending one year after the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) shall be determined under this paragraph (4) by the application of (i) the Applicable Interest Rate or (ii) the annual rate of interest on 30-year Treasury securities in effect 90 days before the proposed distribution date, as specified by the Commissioner of Internal Revenue for that month in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin, whichever results in the larger distribution;

except that, in the event a Participant whose lump sum distribution is determined to be greater under paragraph (1) above, fails to meet the good health requirement established under the Former Plan, said Participant can elect to have the good health requirement waived by electing to have his lump sum distribution calculated under the greatest of paragraph (2), (3), or (4) above.